Subject to Revision
Series Term Sheet Dated June 9, 2003

Wachovia Asset Securitization, Inc. 2003-HE2 Trust

$1,100,000,000
(Approximate)

Wachovia Asset Securitization, Inc.
Depositor

Credit Enhancer

Wachovia Bank, National Association
Seller and Servicer

Wachovia Asset Securitization, Inc. Asset-Backed Notes,
Series 2003-HE2

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Wachovia Asset Securitization, Inc. (WASI) 2003-HE2 Trust. The Series Term Sheet has been prepared by Wachovia Securities, LLC. based on collateral information provided by Wachovia Bank, National Association for informational purposes only and is subject to modification or change. The information and assumptions contained herein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

A Registration Statement (including a base prospectus) relating to the Asset-Backed Notes has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

To 10% Clean-up Call:
-------------- ---------------- -------------- ------------------ --------------- ---------------
-------------     Expected        Expected     Expected Payment                      Expected
                  Size (1)       WAL (Yrs.)       Window (2)        Note Rate         Rating
    Class                            (2)                                          (S&P/Moody's)
-------------- ---------------- -------------- ------------------ --------------- ---------------
-------------- ---------------- -------------- ------------------ --------------- ---------------
     A-I-1*       $400,000,000      3.25         11/03 - 07/08    LIBOR + []%(3)     AAA/Aaa

-------------- ---------------- -------------- ------------------ --------------- ---------------
-------------- ---------------- -------------- ------------------ --------------- ---------------
     A-II-1       $600,000,000      3.25         11/03 - 07/08    LIBOR + []%(3)     AAA/Aaa

-------------- ---------------- -------------- ------------------ --------------- ---------------
-------------- ---------------- -------------- ------------------ --------------- ---------------
     A-II-2       $100,000,000      3.25         11/03 - 07/08     [Auction](4)      AAA/Aaa
-------------- ---------------- -------------- ------------------ --------------- ---------------

To Maturity:
-------------- ---------------- -------------- ------------------ --------------- ---------------
                  Expected        Expected     Expected Payment                      Expected
    Class         Size (1)       WAL (Yrs.)       Window (2)        Note Rate         Rating
                                     (2)                                          (S&P/Moody's)
-------------- ---------------- -------------- ------------------ --------------- ---------------
-------------- ---------------- -------------- ------------------ --------------- ---------------
     A-I-1*       $400,000,000      3.26         11/03 - 12/08    LIBOR + []%(3)     AAA/Aaa

-------------- ---------------- -------------- ------------------ --------------- ---------------
-------------- ---------------- -------------- ------------------ --------------- ---------------
     A-II-1       $600,000,000      3.26         11/03 - 12/08    LIBOR + []%(3)     AAA/Aaa

-------------- ---------------- -------------- ------------------ --------------- ---------------
-------------- ---------------- -------------- ------------------ --------------- ---------------
     A-II-2       $100,000,000      3.26         11/03 - 12/08     [Auction](4)      AAA/Aaa
-------------- ---------------- -------------- ------------------ --------------- ---------------

* The Class A-I-1 Notes are displayed for informational purposes only and are not a part of this
Series Term Sheet.

(1)     Size is subject to permitted variance in the aggregate of plus or minus 10%.
(2)     The "Prepayment Assumption" is 38% CPR and a 29% Draw Rate.
(3)     The Class A-I-1 and Class A-II-1 Notes will accrue interest at a rate equal to the lesser of (i) One Month LIBOR plus the related margin and (ii) the Net WAC Rate.
(4)     The Class A-II-2 Notes will accrue interest at a rate equal to the lesser of (i) the Note
        Rate as determined pursuant to the Auction Procedures as described in the Prospectus
        Supplement and (ii) the Net WAC Rate.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                                    Wachovia Securities Contacts
                                    ----------------------------

   Trading / Syndicate                      Phone                E-mail
   -------------------                      -----                ------
   Chris Choka                      (704) 383-8267               chris.choka@wachovia.com
   Blake O'Connor                   (704) 715-7008               blake.oconnor@wachovia.com

   Mortgage Finance                 Phone                        E-mail
   ----------------                 -----                        ------
   Robert Perret                    (704) 374-4868               robert.perret@wachovia.com
   Sharvin Setoodeh                 (704) 715-7632               sharvin.setoodeh@wachovia.com
   David Lyle                       (704) 715-8131               david.lyle@wachovia.com

   Structuring                               Phone               E-mail
   -----------                               -----               ------
   Barbara Smith                    (704) 383-8614               barbaram.smith@wachovia.com
   Serkan Erikci                    (704) 715-1263               serkan.erikci@wachovia.com

   Collateral Analytics                     Phone                E-mail
   --------------------                     -----                ------
   Daniel Richart                   (704) 374-2591               daniel.richart@wachovia.com

                                       Rating Agency Contacts
                                       ----------------------

   Standard & Poor's                Phone                        E-mail
   -----------------                -----                        ------
   Karen Kostiw                     (212) 438-2517               karen_kostiw@sandp.com

   Moody's                          Phone                        E-mail
   -------                          -----                        ------
   Karin Kelner                     (212) 553-7191               karin.kelner@moodys.com

                                      Credit Enhancer Contacts
                                      ------------------------

   FGIC                             Phone                        E-mail
   ----                             -----                        ------
   Ben Perlman                      (212) 312-3285               ben.perlman@gecapital.com
   Ken Rosenberg                    (212) 312-3255               kenneth.rosenberg@gecapital.com

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

SUMMARY OF TERMS

Title of Securities: Depositor: Seller: Servicer: Credit Enhancer: Lead Manager: Co-Managers: Yield Maintenance Agreement Provider: Paying Agent: Owner Trustee: Indenture Trustee: Auction Agent:	Wachovia Asset Securitization, Inc. Asset-Backed Notes, Series 2003-HE2

Wachovia Asset Securitization, Inc.

Wachovia Bank, National Association

Wachovia Bank, National Association

Financial Guaranty Insurance Company ("FGIC")

Wachovia Securities, LLC.

Merrill Lynch and UBS Warburg

Wachovia Bank, National Association

Wachovia Bank, National Association

Wilmington Trust

U.S. Bank National Association

Wachovia Securities, LLC.

Servicing Fee:	With respect to each Payment Date, the Servicer will be entitled to a Servicing Fee equal to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans (as defined herein), plus any reimbursable amounts.

Offered Notes: Auction Rate Notes:	The Class A-I-1, Class A-II-1 and Class A-II-2 Notes The Class A-II-2 Notes

The Trust:	The depositor will establish the Wachovia Asset Securitization, Inc. 2003-HE2 Trust (the “Trust”), a Delaware statutory trust, to issue the Offered Notes. The assets of the Trust will include the Mortgage Loans and collections on the Mortgage Loans. The Trust will also include a financial guaranty insurance policy provided by the Credit Enhancer, which will guarantee certain payments on the Offered Notes.

Federal Tax Status:	It is anticipated that the Offered Notes will be treated as debt instruments for federal income tax purposes.

ERISA Eligibility:	The Offered Notes are expected to be ERISA eligible. Prospective investors should review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Offered Notes.

Minimum Denominations:	$25,000 and integral multiples of $1,000 in excess of that amount for the Class A-I-1 and Class A-II-1 Notes. $25,000 and integral multiples of $25,000 in excess of that amount for the Class A-II-2 Notes.

SMMEA Treatment:	The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Registration:	The Offered Notes will be available in book-entry form through DTC, Clearstream, Luxembourg and the Euroclear System.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

Cut-off Date:	June 1, 2003

Expected Pricing Date:	For the Class A-I-1 and Class A-II-1 Notes, on or about June [12], 2003.

Expected Settlement Date:	On or about July 2, 2003.

Payment Date:	The 25th day of each month (or if such day is not a business day, the next succeeding business day) commencing on July 25, 2003.

Scheduled Final Payment Date:	The Payment Date in June 2033.

Collection Period:	With respect to any Payment Date, the calendar month preceding the month of that Payment Date.

Interest Period:	The “Interest Period” with respect to the Offered Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Settlement Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

Credit Enhancement:	Excess interest, overcollateralization and the financial guaranty insurance policy.

Optional Redemption:	A principal payment may be made to redeem the Offered Notes upon the exercise by the Servicer of its option to purchase the Mortgage Loans together with the assets of the Trust after the aggregate balance of the Offered Notes has been reduced to an amount less than or equal to 10% of their initial aggregate principal balance.

Initial Mortgage Loans:
The Mortgage Loans to be sold to the Trust will consist of two loan groups. Each loan group will consist of adjustable rate home equity revolving lines of credit evidenced by the related credit line agreements and secured by the related mortgages or deeds of trust on residential properties. See the attached collateral descriptions for additional information on the Initial Mortgage Loans as of the Cut-off Date.

As of the Cut-off Date, the aggregate principal balance of the mortgage loans in the first loan group (the “Group I Initial Mortgage Loans”) was approximately $400,000,100, and the aggregate principal balance of the mortgage loans in the second loan group (the “Group II Initial Mortgage Loans”) was approximately $700,000,005. The Group I Initial Mortgage Loans, together with the Group II Initial Mortgage Loans are the “Initial Mortgage Loans”. Amounts collected in respect of the mortgage loans in the first loan group will primarily be used to make payments on the Class A-I Notes, and amounts collected in respect of the mortgage loans in the second loan group will primarily be used to make payments on the Class A-II Notes.

Subsequent Mortgage Loans:
During the Revolving Period, the Issuer may acquire “Subsequent Mortgage Loans” (together with the Initial Mortgage Loans, the “Mortgage Loans”) for either loan group with funds on deposit in the Funding Account. Accordingly, the characteristics of the entire pool of Mortgage Loans upon the acquisition of the Subsequent Mortgage Loans may vary somewhat from the characteristics of the Initial Mortgage Loans as of the Cut-off Date as presented in this Series Term Sheet.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

Each Subsequent Mortgage Loan will have been underwritten substantially in accordance with the underwriting criteria set forth in the Prospectus Supplement and meet other criteria described in the Prospectus Supplement, including approval by the Credit Enhancer.

Additional Balances:	An "Additional Balance" represents additional principal of a Mortgage Loan created by a draw.

Additional Balance Increase Amount:
For each loan group on any given Payment Date, equals (a) the excess, if any, of (i) the aggregate principal amount of Additional Balances previously conveyed to the Trust, over (ii) principal collections and excess interest applied to purchase those Additional Balances from the Funding Account and/or the custodial account minus (b) amounts paid on prior Payment Dates to the holders of the Certificates in respect of any Additional Balance Increase Amount.

Loan Rate:	The Loan Rate of each Mortgage Loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

Each Mortgage Loan has a Loan Rate that is subject to adjustment, as specified in the related credit line agreement, to equal the sum of the index and a gross margin, provided that the Loan Rate on each Mortgage Loan does not exceed a maximum loan rate. The index for each Mortgage Loan is the “Prime Rate,” regularly published in the Eastern edition of The Wall Street Journal.

Net Loan Rate:	The Net Loan Rate means, with respect to any Payment Date and any Mortgage Loan, the Loan Rate of that Mortgage Loan as of the first day of the calendar month in which the related Interest Period begins, net of the Servicing Fee rate, as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year.

Yield Maintenance Agreement:	The trust will include a Yield Maintenance Agreement between the Yield Maintenance Agreement Provider and the Indenture Trustee on behalf of the holders of the Offered Notes. On each Payment Date through and including the Payment Date in July 2008, to the extent available, funds will be distributed to the Offered Notes to cover any interest shortfall that was not covered by excess interest and to cover certain amounts owed to the Offered Notes from the current Payment Date as well as prior Payment Dates as a result of limitations on the Note Rate.

Net WAC Rate:	The Net WAC Rate means for each Payment Date, a fraction expressed as a per annum rate, the numerator of which is the sum of (i) the interest due on the Mortgage Loans, less the sum of (a) the servicing fee rate on the Mortgage Loans, (b) the premium rate on the Policy (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year) and (c) the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount and (ii) payments required to be made under the Yield Maintenance Agreement, if any, and the denominator of which is the aggregate outstanding balance of the Offered Notes (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year).

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

Net Excess Spread Percentage:	The Net Excess Spread Percentage means, for each Payment Date, the Net WAC Rate less a fraction expressed as a per annum rate, the numerator of which is the sum of (a) interest for the related Interest Period for the Offered Notes and (b) the pro-rata portion of the Liquidated Loss amount on the mortgage loans during the related collection period attributable to mortgage loans and Additional Balances conveyed to the Trust, and the denominator of which is the sum of the aggregate outstanding balance of the Offered Notes (as adjusted on the basis of the actual number of days in the related Interest Period and a 360-day year).

Class A-I-1 Margin:	The Class A-I-1 Margin will be determined on the Pricing Date.

Class A-II-1 Margin:	The Class A-II-1 Margin will be determined on the Pricing Date.

Class A-I-1 Note Rate:	With respect to each Interest Accrual Period, the lesser of (a) One Month LIBOR plus the Class A-I-1 Margin and (b) the Net WAC Rate.

Class A-II-1 Note Rate:	With respect to each Interest Accrual Period, the lesser of (a) One Month LIBOR plus the Class A-II-1 Margin and (b) the Net WAC Rate.

Class A-II-2 Note Rate:
With respect to each Interest Accrual Period, the lesser of (a) the Note Rate as determined pursuant to the Auction Procedures as described in the Prospectus Supplement and (b) the Net WAC Rate. Provided, however, that the difference between the Class A-II-2 Note Rate and One Month LIBOR for each Interest Accrual Period shall not exceed the Class A-II-1 Margin.

Servicer Advances:	The Servicer, at its option and in its sole discretion, may make advances by depositing into the custodial account amounts representing installments of principal and/or interest on any Mortgage Loan that is delinquent as of the end of the related Collection Period if the Servicer believes that the advances will be recoverable from payments on, or other proceeds of, that Mortgage Loan. If the Servicer makes any optional advances of delinquent principal or interest, the Servicer shall be entitled to reimburse itself from collections on the related Mortgage Loans or, if those amounts are not sufficient, by withdrawing those amounts from the custodial account prior to any distribution of amounts on deposit therein to the Offered Notes.

Funding Account:	On the Settlement Date, a Funding Account will be established for each loan group for the benefit of the holders of the related Offered Notes (the “Group I Funding Account” and the “Group II Funding Account”). The Servicer will deposit Principal Collections for the related loan group (on each Payment Date during the related Revolving Period, to the extent not used to purchase Additional Balances and/or Subsequent Mortgage Loans, or to pay amounts in respect of any related Additional Balance Increase Amount) and excess spread for the related loan group (beginning on the Payment Date in January 2004 and continuing on each Payment Date thereafter during the related Revolving Period, to the extent not used to reimburse the Credit Enhancer, up to the amount necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount) into the related Funding Account, and will apply those amounts to purchase related Additional Balances arising under related Mortgage Loans already included in the Trust on future Payment Dates and/or to purchase Subsequent Mortgage Loans, to the extent available.

On the Payment Date immediately succeeding the date on which the related Revolving Period ends, in the event that any amounts remain on deposit in the related Funding Account after

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

giving effect to the purchase by the Issuer of related Additional Balances and/or Subsequent Mortgage Loans, including any purchased on the date on which the related Revolving Period ends, and payments to the holders of the Certificates in respect of any related Additional Balance Increase Amount, those amounts will be paid to the holders of the related Offered Notes as principal.

Interest Collections:	Interest Collections means, with respect to any Payment Date and loan group, an amount equal to the sum of (a) the amounts collected with respect to the Mortgage Loans during the related Collection Period, including the interest portion of Net Liquidation Proceeds, applied to interest pursuant to the terms of the related credit line agreements, exclusive of the Interest Collections allocable to the Excluded Amount, reduced by the Servicing Fees for that Collection Period, plus amounts in respect of any optional advance made by the Servicer pursuant to the terms of the servicing agreement and (b) the interest portion of (i) the repurchase price for any deleted Mortgage Loans; and (ii) the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer.

Principal Collections:	Principal Collections means, with respect to any Payment Date and loan group, an amount equal to the sum of: (a) the amount collected during the related Collection Period relative to any Mortgage Loans, including the principal portion of net liquidation proceeds, applied to principal pursuant to the terms of the related credit line agreements, exclusive of the Principal Collections allocable to the Excluded Amount; and (b) the principal portion of (i) the repurchase price for any deleted Mortgage Loans, (ii) any amounts required to be deposited in the custodial account by the Seller pursuant to the purchase agreement and (iii) the cash purchase price paid in connection with any optional purchase of the Mortgage Loans by the Servicer.

Net Principal Collections:	For each loan group, with respect to any Payment Date, the excess, if any, of Principal Collections for that Payment Date over the aggregate amount of Additional Balances created during the related Collection Period and Subsequent Mortgage Loans purchased during the related Collection Period, if any, and conveyed to the Issuer and paid for with amounts on deposit in the Custodial Account.

Excluded Amount:	Any draws made by an obligor under any Mortgage Loan during the Rapid Amortization Period (“Excluded Draws”) shall not be transferred to the Issuer. With respect to any Payment Date and loan group during the Rapid Amortization Period, the “Excluded Amount” shall equal (i) the portion of the Principal Collections for each Collection Period allocated to such Excluded Draw (Principal Collection are to be applied first to the total balance conveyed to the Trust with respect to such Mortgage Loan and then to the Additional Balances on such Mortgage Loan retained by the Seller) and (ii) the pro rata portion (based on the relative principal amounts held by the Trust and by the Seller) of Interest Collections allocable to such Excluded Draw, provided that the Excluded Amount with respect to any Liquidation Loss Amount shall be the pro rata portion (based on the relative principal amounts held by the Trust and by the Seller) of losses on the related Mortgage Loans during the related Collection Period attributable to Additional Balances not conveyed to the Trust; provided further that, to the extent the related credit line agreement or applicable law provides for a different allocation, such other allocation shall control.

Principal Distribution Amount:	With respect to each loan group and any Payment Date (a) during the Managed Amortization Period, Net Principal Collections less amounts paid to the holders of the Certificates with respect to any Additional Balance Increase Amount and (b) during the Rapid Amortization Period, Principal Collections.

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

Stepdown Date:	The later of (a) the thirty-first (31st) Payment Date or (b) the Payment Date on which the current aggregate principal balance of the Offered Notes is less than or equal to 50% of the principal balance of the Offered Notes as of the Settlement Date.

Overcollateralization Amount:
With respect to any Payment Date, the amount, if any, by which the sum of (a) the outstanding aggregate principal balance of the Mortgage Loans (exclusive of the portion relating to any Excluded Amount) and (b) the amount in the Funding Accounts, in each case as of the close of business on the last day of the related Collection Period, exceeds the balance of the Offered Notes.

Overcollateralization Target Amount:
With respect to any Payment Date prior to the Stepdown Date, an amount equal to the sum of (i) 1.25% of the balance of the related Offered Notes as of the Settlement Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans that are in foreclosure or are REO loans).

With respect to any Payment Date on or after the Stepdown Date:

Condition 1:

provided that (a) the Stepdown Delinquency Test has been met, (b) the two-month rolling average of the Net Excess Spread Percentage is greater than or equal to 1.00% and (c) the three-month rolling average of the Net Excess Spread Percentage is greater than or equal to 1.15%, an amount equal to the sum of (i) 2.50% of the balance of the Offered Notes on such Payment Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans that are in foreclosure or are REO loans);

Condition 2:

provided that (a) the Stepdown Delinquency Test has not been met or (b) the two-month rolling average of the Net Excess Spread Percentage is greater than or equal to 1.00% and the three-month rolling average of the Net Excess Spread Percentage is less than 1.15%, an amount equal to the greater of (x) the Overcollateralization Amount as of the immediately preceding payment date (however, in the case where the Overcollateralization Target Amount for the immediately preceding payment date was determined pursuant to Condition 3, the Overcollateralization Amount as of the last payment date prior to entering Condition 3) and (y) the sum of (i) 2.50% of the balance of the Offered Notes on such Payment Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans that are in foreclosure or are REO loans);

Condition 3:

provided that the two-month rolling average of the Net Excess Spread Percentage is less than 1.00%, an amount equal to the sum of (i) 1.25% of the balance of the Offered Notes as of the Settlement Date; and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans that are in foreclosure or are REO loans);

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

provided, however, that in no event shall the Overcollateralization Target Amount be less than the greater of (x) the sum of (i) 0.50% of the balance of the Offered Notes as of the Closing Date and (ii) 100% of the principal balances of all Mortgage Loans that are 180 or more days contractually delinquent as of the last day of the related Collection Period (including Mortgage Loans that are in foreclosure or are REO loans) and (y) the sum of the three largest outstanding Mortgage Loans (by principal balance as of such Payment Date).

Stepdown Delinquency Test:	With respect to any date of determination, a test that is met if the six-month rolling average sixty-day delinquency rate (including foreclosures and REO properties) on the Mortgage Loans (exclusive of the pro rata portion relating to any Excluded Amount) as of such date of determination is less than 3.50%

Prepayment Assumption:	38% CPR, 29% Draw Rate.

Group I Revolving Period:	The Group I Revolving Period will be the period beginning on the Settlement Date and ending on the earlier of (a) the end of business on June 30, 2004, (b) the Payment Date on which the related Funding Account balance exceeds $20,000,000 (which is approximately four times the Overcollateralization Target Amount times a fraction, the numerator of which is the balance of the Class A-I-1 Notes on the Settlement Date and the denominator of which is the aggregate balance of the Offered Notes on the Settlement Date) or (c) the occurrence of a rapid amortization event as specified in the Indenture.

Group II Revolving Period:	The Group II Revolving Period will be the period beginning on the Settlement Date and ending on the earlier of (a) the end of business on June 30, 2004, (b) the Payment Date on which the related Funding Account balance exceeds $35,000,000 (which is approximately four times the Overcollateralization Target Amount times a fraction, the numerator of which is the sum of the balance of the Class A-II-1 and Class A-II-2 Notes on the Settlement Date and the denominator of which is the aggregate balance of the Offered Notes on the Settlement Date) or (c) the occurrence of a rapid amortization event as specified in the Indenture.

Managed Amortization Period:	The Managed Amortization Period will be the period beginning on the first day following the end of the Revolving Period, unless a rapid amortization event has occurred as specified in the Indenture. The Managed Amortization Period will end on the earlier of (a) June 30, 2006 and (b) the occurrence of a rapid amortization event as specified in the Indenture.

Rapid Amortization Period:	The Rapid Amortization Period will be the period beginning on the earlier of (a) the first day following the end of the Managed Amortization Period and (b) the occurrence of a rapid amortization event as specified in the Indenture.

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

Priority of Distributions:	On each Payment Date, from amounts withdrawn from the custodial account with respect to the Mortgage Loans (including any draw on the Policy and any amounts required to be paid under the Yield Maintenance Agreement), the following payments will be made in the following order of priority:

During the Revolving Period for each loan group and related Offered Notes:
•

first, from Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

•

second, from any remaining Interest Collections (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), to the Note Payment Account, for payment to the holders of the Offered Notes, interest for the related Interest Period at the related Note Rate on the balance of the Offered Notes immediately prior to that Payment Date, other than any Interest Shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any related Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the related Additional Balance Increase Amount;

•	third, from Net Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;
•	fourth, remaining Net Principal Collections to the Funding Account;
•	fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;
•

sixth, on and after the Payment Date in January 2004, from excess spread, to the Funding Account, the amount necessary so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

•	seventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;
•	eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;
•

ninth, from any remaining excess spread, to the Note Payment Account, for payment to the holders of the Notes, any interest shortfalls on the related Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the Note Rate;

•

tenth, from any remaining excess spread from either loan group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;

•	eleventh, from any remaining amounts, to the Indenture Trustee, any Trustee’s Additional Expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and
•	twelfth, any remaining amounts, to the distribution account, for distribution to the holders of the Certificates;

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WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

During the Managed Amortization Period:
•

first, from Interest Collections for each loan group (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the related premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

•

second, from any remaining Interest Collections for each loan group (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any related Additional Balance Increase Amount), to the Note Payment Account, for payment to the holders of the related Notes, interest for the related Interest Period at the related Note Rate on the balance of the related Offered Notes immediately prior to that Payment Date, other than any Interest Shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any related Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the related Additional Balance Increase Amount;

•

third, from Net Principal Collections for each loan group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

•

fourth, (i) from any remaining amounts related to the mortgage loans in Group I, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-I-1 Notes, and (ii) from any remaining amounts related to the mortgage loans in Group II, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-II-1 and Class A-II-2, pro rata;

•	fifth, from any remaining amounts, to the Credit Enhancer, to reimburse it for prior related draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;
•

sixth, from excess spread for each loan group, to the Note Payment Account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the related Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

•

seventh, from any remaining excess spread for each loan group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

•	eighth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;
•

ninth, from any remaining excess spread from each loan group, to the Note Payment Account, for payment to the holders of the related Notes, any interest shortfalls on the related Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the related Note Rate;

•	tenth, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;
•	eleventh, from any remaining amounts, to the Indenture Trustee, any Trustee’s Additional Expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and
•	twelfth, any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates;

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

During the Rapid Amortization Period:
•

first, from Interest Collections for each loan group (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any Additional Balance Increase Amount), the amount of the related premium for the Policy to the Credit Enhancer, and any unpaid premium with interest thereon, as provided in the Insurance Agreement;

•

second, from any remaining Interest Collections for each loan group (exclusive of the pro rata portion of interest attributable to Additional Balances represented by any related Additional Balance Increase Amount), to the Note Payment Account, for payment to the holders of the related Notes, interest for the related Interest Period at the related Note Rate on the balance of the related Offered Notes immediately prior to that Payment Date, other than any Interest Shortfalls and reduced by any Relief Act Shortfalls during the related Collection Period, and from that pro rata portion of interest attributable to Additional Balances represented by any related Additional Balance Increase Amount, to pay to the holders of the Certificates, interest on the related Additional Balance Increase Amount;

•

third, (i) from any remaining amounts related to the mortgage loans in Group I, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-I-1 Notes, until the note balance of the Class A-I-1 Notes has been reduced to zero, and (ii) from any remaining amounts related to the mortgage loans in Group II, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-II-1 and Class A-II-2 Notes, pro rata, until the note balance of the Class A-II-1 and Class A-II-2 Notes have been reduced to zero;

•

fourth, (i) if the note balance of the Class A-I-1 Notes has been reduced to zero, from any remaining amounts related to the mortgage loans in Group I, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-II-1 and Class A-II-2 Notes, pro rata, until the note balance of the Class A-II-1 and Class A-II-2 Notes have been reduced to zero, or (ii) if the note balance of the Class A-II-1 and Class A-II-2 Notes have been reduced to zero, from any remaining amounts related to the mortgage loans in Group II, to the Note Payment Account, the Principal Distribution Amount for payment to the holders of the Class A-I-1 Notes until the note balance of the Class A-I-1 Notes has been reduced to zero;

•	fifth, from Principal Collections, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;
•	sixth , from any remaining amounts, to the Credit Enhancer, to reimburse it for prior related draws made on the Policy, with interest thereon, as provided in the Insurance Agreement;
•

seventh , from excess spread for each loan group, to the Note Payment Account, the amount necessary to be applied on that Payment Date for payment as principal to the holders of the related Notes, so that the Overcollateralization Amount is not less than the Overcollateralization Target Amount;

•

eighth, from any remaining excess spread for each loan group, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the related Additional Balance Increase Amount;

•	ninth, from any remaining amounts, to the Credit Enhancer, any other amounts owed the Credit Enhancer pursuant to the Insurance Agreement;
•

tenth, from any remaining excess spread from each loan group, to the Note Payment Account, for payment to the holders of the related Notes, any interest shortfalls on the related Notes for such Payment Date and for any Payment Date not previously paid, together with interest thereon at the related Note Rate;

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

•	eleventh, from any remaining excess spread, to the Distribution Account, for distribution to the holders of the Certificates, an amount equal to the Additional Balance Increase Amount;
•	twelfth, from any remaining amounts, to the Indenture Trustee, any Trustee’s Additional Expenses and any other amounts owing to the Indenture Trustee, in each case to the extent remaining unpaid; and
•	thirteenth, any remaining amounts, to the Distribution Account, for distribution to the holders of the Certificates;

provided, that on any Payment Date, amounts to be paid pursuant to clauses “third” and “fourth” above may not exceed the related note balance immediately prior to that Payment Date.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                             DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

Number of Initial Mortgage                 21,114
Loans
Total Principal Balance         $1,100,000,104.50

                                          Minimum                  Maximum                      Average
                                          -------                  -------                      -------
Principal Balance                       $5,000.91            $1,836,474.71                   $52,098.14
Credit Limit                            $5,500.00            $2,000,000.00                   $92,046.51

                                          Minimum                  Maximum             Weighted Average
                                          -------                  -------             ----------------
Combined LTV Ratio                          2.00%                  100.00%                       77.34%
Junior Ratio                                1.59%                  100.00%                       40.39%
Utilization Rate                            1.70%                  100.00%                       74.37%
Credit Score                                  483                      821                          727
Remaining Term (Months)                        99                      239                          228
Seasoning (Months)                              1                       23                            5
Current Loan Rate                          3.000%                   6.850%                       4.274%
Fully Indexed Gross Margin                -1.250%                   4.750%                       0.188%
Fully Indexed Loan Rate                    3.000%                   9.000%                       4.438%
Maximum Lifetime Rate                     16.000%                  18.000%                      17.714%

--------------------------------------------------------------------------------------------------------

                                 % of Aggregate                                        % of Aggregate
Loan Purpose                   Principal Balance        Property Type                Principal Balance
--------------------------------------------------      ------------------------------------------------
Debt Consolidation / Refinance              54.67       Single Family                             91.23
Other                                       27.71       Condominium                                4.33
Home Improvement                            14.75       Multifamily                                4.26
                                                        Manufactured
Purchase                                     2.88       Housing                                    0.16
--------------------------------------------------
Total                                      100.00       Agricultural Property with a
                                                        Residence                                  0.02
==================================================
                                                        ------------------------------------------------
                                                        Total                                    100.00
                                                        ================================================
                                 % of Aggregate
Occupancy Status               Principal Balance                                       % of Aggregate
--------------------------------------------------
Primary Residence                           88.70       Lien Position                Principal Balance
                                                        ------------------------------------------------
Non-Primary Residence                        6.85       First                                     44.82
Rental Property                              4.43       Second                                    54.03
Agricultural Property                        0.02       Third                                      1.16
--------------------------------------------------      ------------------------------------------------
Total                                      100.00       Total                                    100.00
==================================================      ================================================

Approximately  5.05% of the  Initial  Mortgage  loans  were  originated  in the  state  of  Georgia.
Approximately  10.09% of these loans were  originated  prior to October 1, 2002,  and  approximately
10.35% of these  loans were  originated  on or after  March 7, 2003.  Approximately  79.56% of these loans  were  originated  on or  after  October  1,  2002 and  before  March  7,  2003,  but meet the guidelines  for  acceptable  mortgage  loans and  therefore  are not  governed by the  Georgia  Fair
Lending Act.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                             DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                         Current Loan Rate
                                         -----------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Current Loan Rate (%)                   Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
3.000 to 4.000                                     3,864      $298,256,007.35                  27.11%
4.001 to 4.250                                    14,197       677,282,315.41                  61.57
4.251 to 4.500                                        30         1,427,558.57                   0.13
4.501 to 4.750                                        25           997,005.22                   0.09
4.751 to 5.000                                       118        12,065,036.64                   1.10
5.001 to 6.000                                     2,850       109,461,115.41                   9.95
6.001 to 6.850                                        30           511,065.90                   0.05
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

                                            Junior Ratio
                                            ------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Junior Ratio                            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
  First Lien                                       6,496      $493,007,502.14                  44.82%
 1.59 to   10.00                                     713        11,698,100.83                   1.06
10.01 to   20.00                                   3,650       103,450,629.10                   9.40
20.01 to   30.00                                   3,323       128,234,067.21                  11.66
30.01 to   40.00                                   2,234       100,229,854.45                   9.11
40.01 to   50.00                                   1,639        84,495,970.44                   7.68
50.01 to   60.00                                   1,012        59,079,777.65                   5.37
60.01 to   70.00                                     749        46,748,263.39                   4.25
70.01 to   80.00                                     538        34,293,122.25                   3.12
80.01 to   90.00                                     363        21,403,408.44                   1.95
90.01 to  100.00                                     397        17,359,408.60                   1.58
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                             DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                            Combined LTV
                                            ------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Combined Loan-to-Value Ratio (%)        Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 2.00 to   10.00                                      79        $1,743,164.74                   0.16%
10.01 to   20.00                                     324         9,845,041.25                   0.90
20.01 to   30.00                                     497        20,191,132.13                   1.84
30.01 to   40.00                                     652        35,663,065.50                   3.24
40.01 to   50.00                                     910        53,911,122.96                   4.90
50.01 to   60.00                                   1,289        74,850,893.19                   6.80
60.01 to   70.00                                   1,828       113,037,138.25                  10.28
70.01 to   80.00                                   2,558       173,023,007.46                  15.73
80.01 to   90.00                                   8,757       427,824,243.04                  38.89
90.01 to  100.00                                   4,220       189,911,295.98                  17.26
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

                                             FICO Score
                                             ----------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
FICO Score                              Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Not Available                                        181        $5,226,760.03                   0.48%
483 to 500                                             2           169,560.92                   0.02
501 to 525                                             1            31,140.60                     *
526 to 550                                             2           128,783.53                   0.01
551 to 575                                            11           862,776.37                   0.08
576 to 600                                            45         2,849,225.67                   0.26
601 to 625                                           387        23,829,350.82                   2.17
626 to 650                                           959        50,511,368.19                   4.59
651 to 675                                         1,951       107,804,709.15                   9.80
676 to 700                                         2,714       145,384,561.09                  13.22
701 to 725                                         3,187       169,698,144.95                  15.43
726 to 750                                         3,458       180,853,422.50                  16.44
751 to 775                                         4,002       207,347,975.43                  18.85
776 to 800                                         3,488       172,158,802.24                  15.65
801 to 821                                           726        33,143,523.01                   3.01
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================
* Less than 0.005% but greater than 0.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                            DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                        Remaining Draw Term
                                        -------------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Remaining Draw Term (Months)            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 99 to 102                                             2        $1,047,070.03                   0.10%
103 to 108                                            33         1,702,490.53                   0.15
109 to 114                                           422        28,555,252.56                   2.60
115 to 120                                           467        30,193,852.12                   2.74
163 to 168                                             6            96,454.17                   0.01
169 to 174                                            13           236,849.04                   0.02
217 to 222                                             6           157,881.35                   0.01
223 to 228                                           103         4,438,237.28                   0.40
229 to 234                                         9,318       462,791,674.69                  42.07
235 to 239                                        10,744       570,780,342.73                  51.89
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

                                         Origination Period
                                         ------------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Origination Period                      Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
3rd Quarter 2001                                       2           $55,944.92                   0.01%
4th Quarter 2001                                       5         1,054,665.35                   0.10
1st Quarter 2002                                      37         1,747,410.37                   0.16
2nd Quarter 2002                                      72         3,340,357.02                   0.30
3rd Quarter 2002                                   1,331        47,823,226.23                   4.35
4th Quarter 2002                                   8,447       444,139,131.90                  40.38
1st Quarter 2003                                  11,107       595,700,663.95                  54.15
2nd Quarter 2003                                     113         6,138,704.76                   0.56
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                             DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                   Cut-off Date Principal Balance
                                   ------------------------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Cut-off Date Principal Balance ($)      Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
     5,000.91 to       10,000.00                   2,344       $18,248,202.27                   1.66%
    10,000.01 to       20,000.00                   4,570        68,428,909.25                   6.22
    20,000.01 to       30,000.00                   3,586        88,949,116.25                   8.09
    30,000.01 to       40,000.00                   2,368        82,406,195.08                   7.49
    40,000.01 to       50,000.00                   1,688        76,194,887.19                   6.93
    50,000.01 to       75,000.00                   2,428       149,213,078.59                  13.56
    75,000.01 to      100,000.00                   1,742       154,612,656.64                  14.06
   100,000.01 to      150,000.00                   1,210       149,826,235.32                  13.62
   150,000.01 to      200,000.00                     487        84,723,695.66                   7.70
   200,000.01 to      250,000.00                     297        67,435,249.14                   6.13
   250,000.01 to      300,000.00                     131        35,945,925.94                   3.27
   300,000.01 to      400,000.00                     134        45,741,763.77                   4.16
   400,000.01 to      500,000.00                      73        33,077,703.19                   3.01
   500,000.01 to    1,000,000.00                      46        31,532,024.98                   2.87
 1,000,000.01 to    1,836,474.71                      10        13,664,461.23                   1.24
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                             DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                              Location
                                              --------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Location                                Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
New Jersey                                         3,778      $228,119,687.98                  20.74%
Florida                                            4,282       224,345,305.61                  20.40
North Carolina                                     3,257       154,298,251.00                  14.03
Pennsylvania                                       3,094       144,267,096.53                  13.12
Virginia                                           2,783       114,266,985.10                  10.39
Connecticut                                          907        58,701,221.14                   5.34
Georgia                                              785        55,496,178.05                   5.05
New York                                             529        39,793,046.05                   3.62
South Carolina                                       840        38,212,464.41                   3.47
Maryland                                             686        33,293,007.10                   3.03
District of Columbia                                 101         5,414,125.52                   0.49
Delaware                                              21         1,535,987.37                   0.14
Massachusetts                                         20           721,280.64                   0.07
Alabama                                                7           709,681.86                   0.06
Tennessee                                              9           419,913.75                   0.04
Rhode Island                                          13           358,946.97                   0.03
West Virginia                                          2            46,925.42                     *
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================
* Less than 0.005% but greater than 0.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                            DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                     Fully Indexed Gross Margin
                                     --------------------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Fully Indexed Gross Margin (%)          Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
  -1.250  to  -1.001                                   1        $1,120,000.00                   0.10%
  -1.000  to  -0.501                                  10         1,706,206.81                   0.16
  -0.500  to  -0.001                               4,100       308,955,470.60                  28.09
   0.000  to   0.499                               9,876       513,533,167.67                  46.68
   0.500  to   0.999                               3,017       133,848,810.55                  12.17
   1.000  to   1.499                               2,520       101,618,136.57                   9.24
   1.500  to   1.999                                 801        25,021,682.18                   2.27
   2.000  to   2.499                                 558        10,786,078.20                   0.98
   2.500  to   2.999                                 183         2,542,470.31                   0.23
   3.000  to   3.499                                  35           518,595.06                   0.05
   3.500  to   3.999                                   6           103,628.32                   0.01
   4.000  to   4.499                                   4           158,201.36                   0.01
   4.500  to   4.750                                   3            87,656.87                   0.01
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

                                      Fully Indexed Loan Rate
                                      -----------------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Fully Indexed Loan Rates (%)            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
3.000 to 3.499                                         7        $2,376,972.41                   0.22%
3.500 to 3.999                                     1,057        71,917,822.87                   6.54
4.000 to 4.499                                     9,287       601,217,961.11                  54.66
4.500 to 4.999                                     5,755       235,411,671.00                  21.40
5.000 to 5.499                                     2,230       109,936,351.12                   9.99
5.500 to 5.999                                     1,771        57,593,371.85                   5.24
6.000 to 6.499                                       463        12,895,689.84                   1.17
6.500 to 6.999                                       463         7,361,479.02                   0.67
7.000 to 7.499                                        61           819,868.97                   0.07
7.500 to 7.999                                        11           189,012.28                   0.02
8.000 to 8.499                                         5           170,241.16                   0.02
8.500 to 9.000                                         4           109,662.87                   0.01
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                             DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                            Credit Limit
                                            ------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Credit Limit ($)                        Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
     5,500.00 to       10,000.00                     280        $2,222,960.29                   0.20%
    10,000.01 to       20,000.00                   1,157        14,464,484.71                   1.31
    20,000.01 to       30,000.00                   2,659        47,125,483.06                   4.28
    30,000.01 to       40,000.00                   1,789        42,993,743.54                   3.91
    40,000.01 to       50,000.00                   2,232        63,118,308.27                   5.74
    50,000.01 to       75,000.00                   2,815       104,185,456.48                   9.47
    75,000.01 to      100,000.00                   5,334       248,269,547.33                  22.57
   100,000.01 to      150,000.00                   2,364       169,944,119.20                  15.45
   150,000.01 to      200,000.00                     903        93,820,890.97                   8.53
   200,000.01 to      250,000.00                     899       114,974,092.92                  10.45
   250,000.01 to      300,000.00                     174        34,931,894.69                   3.18
   300,000.01 to      400,000.00                     216        50,570,061.63                   4.60
   400,000.01 to      500,000.00                     189        57,584,855.85                   5.23
   500,000.01 to    1,000,000.00                      88        39,207,599.05                   3.56
 1,000,000.01 to    2,000,000.00                      15        16,586,606.51                   1.51
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                             DESCRIPTION OF THE INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                          Utilization Rate
                                          ----------------

                                                                                    Percentage of
                                                                                   Initial Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Utilization Rate (%)                    Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 1.70 to   10.00                                     847        $8,452,782.23                   0.77%
10.01 to   20.00                                   2,048        33,601,238.43                   3.05
20.01 to   30.00                                   2,008        49,399,076.51                   4.49
30.01 to   40.00                                   2,079        62,737,111.63                   5.70
40.01 to   50.00                                   1,811        69,917,619.10                   6.36
50.01 to   60.00                                   1,670        78,476,825.82                   7.13
60.01 to   70.00                                   1,675        93,032,838.06                   8.46
70.01 to   80.00                                   1,779       115,282,684.97                  10.48
80.01 to   90.00                                   2,042       144,365,545.52                  13.12
90.01 to  100.00                                   5,155       444,734,382.23                  40.43
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             21,114    $1,100,000,104.50                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

Number of Initial Mortgage                  9,360
Loans
Total Principal Balance           $400,000,099.85

                                          Minimum                  Maximum                      Average
                                          -------                  -------                      -------
Principal Balance                       $5,000.96              $308,322.43                   $42,735.05
Credit Limit                            $7,200.00              $322,500.00                   $75,115.91

                                          Minimum                  Maximum             Weighted Average
                                          -------                  -------             ----------------
Combined LTV Ratio                          2.00%                  100.00%                       77.23%
Junior Ratio                                3.31%                  100.00%                       40.17%
Utilization Rate                            2.26%                  100.00%                       73.46%
Credit Score                                  501                      821                          727
Remaining Term (Months)                       110                      239                          231
Seasoning (Months)                              1                       14                            5
Current Loan Rate                          3.490%                   6.850%                       4.277%
Fully Indexed Gross Margin                -0.760%                   4.750%                       0.209%
Fully Indexed Loan Rate                    3.490%                   9.000%                       4.459%
Maximum Lifetime Rate                     16.000%                  18.000%                      17.682%

--------------------------------------------------------------------------------------------------------

                                 % of Aggregate                                        % of Aggregate
Loan Purpose                   Principal Balance        Property Type                Principal Balance
--------------------------------------------------      ------------------------------------------------
Debt Consolidation / Refinance              59.79       Single Family                             89.76
Other                                       24.34       Condominium                                5.28
Home Improvement                            14.04       Multifamily                                4.72
                                                        Manufactured
Purchase                                     1.84       Housing                                    0.24
--------------------------------------------------
Total                                      100.00       Agricultural Property with a
                                                        Residence                                  0.00
==================================================
                                                        ------------------------------------------------
                                                        Total                                    100.00
                                                        ================================================
                                 % of Aggregate
Occupancy Status               Principal Balance                                       % of Aggregate
--------------------------------------------------
Primary Residence                           89.55       Lien Position                Principal Balance
                                                        ------------------------------------------------
Non-Primary Residence                        5.59       First                                     54.80
Rental Property                              4.86       Second                                    44.20
Agricultural Property                        0.00       Third                                      1.00
--------------------------------------------------      ------------------------------------------------
Total                                      100.00       Total                                    100.00
==================================================      ================================================

Approximately  0.15%  of the  Group I  Initial  Mortgage  loans  were  originated  in the  state  of
Georgia.  100.00% of these loans were originated on or after March 7, 2003.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                         Current Loan Rate
                                         -----------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Current Loan Rate (%)                   Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
3.490 to 4.000                                     1,713      $107,956,515.05                  26.99%
4.001 to 4.250                                     6,212       246,674,601.24                  61.67
4.251 to 4.500                                        10           296,671.57                   0.07
4.501 to 4.750                                        10           177,299.88                   0.04
4.751 to 5.000                                        36         3,314,352.35                   0.83
5.001 to 6.000                                     1,366        41,334,298.30                  10.33
6.001 to 6.850                                        13           246,361.46                   0.06
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================

                                            Junior Ratio
                                            ------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Junior Ratio                            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
  First Lien                                       3,315      $219,197,751.60                  54.80%
 3.31 to   10.00                                     292         3,747,025.94                   0.94
10.01 to   20.00                                   1,524        30,597,807.17                   7.65
20.01 to   30.00                                   1,306        34,729,401.41                   8.68
30.01 to   40.00                                     956        31,600,426.74                   7.90
40.01 to   50.00                                     716        28,935,649.34                   7.23
50.01 to   60.00                                     424        18,510,382.67                   4.63
60.01 to   70.00                                     316        14,404,250.19                   3.60
70.01 to   80.00                                     207         7,505,089.68                   1.88
80.01 to   90.00                                     142         5,520,216.86                   1.38
90.01 to 100.00                                      162         5,252,098.25                   1.31
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                            Combined LTV
                                            ------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Combined Loan-to-Value Ratio (%)        Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 2.00 to   10.00                                      26          $496,625.63                   0.12%
10.01 to   20.00                                     169         5,250,182.33                   1.31
20.01 to   30.00                                     239         8,383,397.84                   2.10
30.01 to   40.00                                     310        13,124,380.66                   3.28
40.01 to   50.00                                     430        21,797,557.77                   5.45
50.01 to   60.00                                     575        27,610,259.09                   6.90
60.01 to   70.00                                     826        41,600,114.68                  10.40
70.01 to   80.00                                   1,107        55,425,381.25                  13.86
80.01 to   90.00                                   3,722       155,899,967.17                  38.97
90.01 to  100.00                                   1,956        70,412,233.43                  17.60
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================

                                             FICO Score
                                             ----------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
FICO Score                              Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Not Available                                         79        $2,253,162.04                   0.56%
501 to 525                                             1            31,140.60                   0.01
526 to 550                                             1            16,352.28                     *
551 to 575                                             4           277,425.57                   0.07
576 to 600                                            25         1,350,983.46                   0.34
601 to 625                                           180         6,921,568.43                   1.73
626 to 650                                           446        16,466,960.08                   4.12
651 to 675                                           912        38,048,723.06                   9.51
676 to 700                                         1,346        59,475,079.10                  14.87
701 to 725                                         1,510        65,437,442.76                  16.36
726 to 750                                         1,477        64,482,592.88                  16.12
751 to 775                                         1,596        68,514,465.79                  17.13
776 to 800                                         1,479        64,026,750.95                  16.01
801 to 821                                           304        12,697,452.85                   3.17
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================
* Less than 0.005% but greater than 0

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                        Remaining Draw Term
                                        -------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Remaining Draw Term (Months)            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
110 to 114                                           117        $5,679,700.21                   1.42%
115 to 120                                           221         9,729,344.81                   2.43
223 to 228                                             1             5,624.26                     *
229 to 234                                         2,783       119,362,588.44                  29.84
235 to 239                                         6,238       265,222,842.13                  66.31
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================
* Less than 0.005% but greater than 0.

                                         Origination Period
                                         ------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Origination Period                      Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
2nd Quarter 2002                                       1            $5,624.26                      *%
3rd Quarter 2002                                       6           115,346.25                   0.03
4th Quarter 2002                                   2,891       124,717,466.26                  31.18
1st Quarter 2003                                   6,391       271,737,174.00                  67.93
2nd Quarter 2003                                      71         3,424,489.08                   0.86
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================
* Less than 0.005% but greater than 0.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                   Cut-off Date Principal Balance
                                   ------------------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Cut-off Date Principal Balance ($)      Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
  5,000.96 to  10,000.00                           1,025        $7,999,260.30                   2.00%
 10,000.01 to  20,000.00                           2,202        33,014,577.33                   8.25
 20,000.01 to  30,000.00                           1,748        43,375,870.78                  10.84
 30,000.01 to  40,000.00                           1,100        38,252,425.11                   9.56
 40,000.01 to  50,000.00                             768        34,675,821.63                   8.67
 50,000.01 to  75,000.00                           1,048        64,226,619.73                  16.06
 75,000.01 to 100,000.00                             695        61,620,244.06                  15.41
100,000.01 to 150,000.00                             490        60,635,450.22                  15.16
150,000.01 to 200,000.00                             173        29,940,427.15                   7.49
200,000.01 to 250,000.00                              88        19,913,080.64                   4.98
250,000.01 to 300,000.00                              21         5,731,792.32                   1.43
300,000.01 to 308,322.43                               2           614,530.58                   0.15
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                              Location
                                              --------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Location                                Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Florida                                            2,076       $88,888,119.74                  22.22%
New Jersey                                         1,640        84,708,424.21                  21.18
Pennsylvania                                       1,512        63,714,949.95                  15.93
North Carolina                                     1,568        62,360,758.29                  15.59
Virginia                                           1,302        47,467,333.31                  11.87
Connecticut                                          332        15,068,255.63                   3.77
South Carolina                                       379        13,366,330.99                   3.34
Maryland                                             291        11,151,043.34                   2.79
New York                                             179         9,268,516.29                   2.32
District of Columbia                                  41         2,052,019.15                   0.51
Georgia                                                9           584,910.25                   0.15
Delaware                                              10           574,153.05                   0.14
Tennessee                                              9           419,913.75                   0.10
Massachusetts                                          7           200,929.03                   0.05
Rhode Island                                           3           127,533.67                   0.03
Alabama                                                2            46,909.20                   0.01
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                     Fully Indexed Gross Margin
                                     --------------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Fully Indexed Gross Margin (%)          Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 -0.760 to  -0.501                                     1           $57,499.00                   0.01%
 -0.500 to  -0.001                                 1,824       114,330,404.93                  28.58
  0.000 to   0.499                                 4,272       183,144,750.06                  45.79
  0.500 to   0.999                                 1,310        48,451,512.55                  12.11
  1.000 to   1.499                                 1,133        37,568,476.89                   9.39
  1.500 to   1.999                                   378         9,098,987.82                   2.27
  2.000 to   2.499                                   311         5,451,364.74                   1.36
  2.500 to   2.999                                   103         1,457,070.40                   0.36
  3.000 to   3.499                                    22           319,026.71                   0.08
  3.500 to   3.999                                     3            45,500.15                   0.01
  4.000 to   4.499                                     2            67,018.37                   0.02
  4.500 to   4.750                                     1             8,488.23                     *
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================
* Less than 0.005% but greater than 0.

                                      Fully Indexed Loan Rate
                                      -----------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Fully Indexed Loan Rates (%)            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
3.490 to 3.499                                         1           $57,499.00                   0.01%
3.500 to 3.999                                       511        26,468,080.72                   6.62
4.000 to 4.499                                     3,927       208,842,015.28                  52.21
4.500 to 4.999                                     2,601        94,353,574.88                  23.59
5.000 to 5.499                                       927        37,188,851.20                   9.30
5.500 to 5.999                                       847        23,233,642.27                   5.81
6.000 to 6.499                                       237         5,277,283.13                   1.32
6.500 to 6.999                                       261         3,891,476.14                   0.97
7.000 to 7.499                                        38           502,413.11                   0.13
7.500 to 7.999                                         6            88,302.48                   0.02
8.000 to 8.499                                         3            88,473.41                   0.02
9.000 to 9.000                                         1             8,488.23                     *
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================
* Less than 0.005% but greater than 0.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                            Credit Limit
                                            ------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Credit Limit ($)                        Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
  7,200.00 to  10,000.00                             135        $1,094,993.24                   0.27%
 10,000.01 to  20,000.00                             621         7,822,973.43                   1.96
 20,000.01 to  30,000.00                           1,412        25,224,449.94                   6.31
 30,000.01 to  40,000.00                             880        21,107,709.66                   5.28
 40,000.01 to  50,000.00                           1,079        31,360,483.98                   7.84
 50,000.01 to  75,000.00                           1,304        48,355,694.22                  12.09
 75,000.01 to 100,000.00                           2,275       104,653,946.03                  26.16
100,000.01 to 150,000.00                           1,023        75,858,643.08                  18.96
150,000.01 to 200,000.00                             297        34,752,007.35                   8.69
200,000.01 to 250,000.00                             281        39,124,866.52                   9.78
250,000.01 to 300,000.00                              41         8,416,763.50                   2.10
300,000.01 to 322,500.00                              12         2,227,568.90                   0.56
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP I INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                          Utilization Rate
                                          ----------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                   Group I Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Utilization Rate (%)                    Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 2.26 to   10.00                                     293        $2,576,544.03                   0.64%
10.01 to   20.00                                     796        11,595,567.87                   2.90
20.01 to   30.00                                     835        17,720,588.27                   4.43
30.01 to   40.00                                     940        25,297,530.04                   6.32
40.01 to   50.00                                     828        27,012,146.33                   6.75
50.01 to   60.00                                     767        30,362,050.04                   7.59
60.01 to   70.00                                     782        35,969,038.21                   8.99
70.01 to   80.00                                     839        41,743,181.88                  10.44
80.01 to   90.00                                     968        55,951,105.29                  13.99
90.01 to  100.00                                   2,312       151,772,347.89                  37.94
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                              9,360      $400,000,099.85                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

Number of Initial Mortgage                 11,754
Loans
Total Principal Balance           $700,000,004.65

                                          Minimum                  Maximum                      Average
                                          -------                  -------                      -------
Principal Balance                       $5,000.91            $1,836,474.71                   $59,554.19
Credit Limit                            $5,500.00            $2,000,000.00                  $105,528.76

                                          Minimum                  Maximum             Weighted Average
                                          -------                  -------             ----------------
Combined LTV Ratio                          4.00%                  100.00%                       77.40%
Junior Ratio                                1.59%                  100.00%                       40.49%
Utilization Rate                            1.70%                  100.00%                       74.89%
Credit Score                                  483                      821                          727
Remaining Term (Months)                        99                      239                          226
Seasoning (Months)                              1                       23                            6
Current Loan Rate                          3.000%                   6.500%                       4.272%
Fully Indexed Gross Margin                -1.250%                   4.750%                       0.176%
Fully Indexed Loan Rate                    3.000%                   9.000%                       4.426%
Maximum Lifetime Rate                     16.000%                  18.000%                      17.733%

--------------------------------------------------------------------------------------------------------

                                 % of Aggregate                                        % of Aggregate
Loan Purpose                   Principal Balance        Property Type                Principal Balance
--------------------------------------------------      ------------------------------------------------
Debt Consolidation / Refinance              51.75       Single Family                             92.08
Other                                       29.63       Multifamily                                4.00
Home Improvement                            15.15       Condominium                                3.78
                                                        Manufactured
Purchase                                     3.47       Housing                                    0.11
--------------------------------------------------
Total                                      100.00       Agricultural Property with a
                                                        Residence                                  0.03
==================================================
                                                        ------------------------------------------------
                                                        Total                                    100.00
                                                        ================================================
                                 % of Aggregate
Occupancy Status               Principal Balance                                       % of Aggregate
--------------------------------------------------
Primary Residence                           88.22       Lien Position                Principal Balance
                                                        ------------------------------------------------
Non-Primary Residence                        7.57       First                                     39.12
Rental Property                              4.18       Second                                    59.64
Agricultural Property                        0.03       Third                                      1.25
--------------------------------------------------      ------------------------------------------------
Total                                      100.00       Total                                    100.00
==================================================      ================================================

Approximately  7.84% of the  Group  II  Initial  Mortgage  loans  were  originated  in the  state of
Georgia.  Approximately  10.19% of these  loans  were  originated  prior to  October  1,  2002,  and approximately  9.40%  of these  loans  were  originated  on or after  March 7,  2003.  Approximately
80.41% of these loans were  originated  on or after  October 1, 2002 and before  March 7, 2003,  but meet the  guidelines  for  acceptable  mortgage  loans and therefore are not governed by the Georgia
Fair Lending Act.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                         Current Loan Rate
                                         -----------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Current Loan Rate (%)                   Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
3.000 to 4.000                                     2,151      $190,299,492.30                  27.19%
4.001 to 4.250                                     7,985       430,607,714.17                  61.52
4.251 to 4.500                                        20         1,130,887.00                   0.16
4.501 to 4.750                                        15           819,705.34                   0.12
4.751 to 5.000                                        82         8,750,684.29                   1.25
5.001 to 6.000                                     1,484        68,126,817.11                   9.73
6.001 to 6.500                                        17           264,704.44                   0.04
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

                                            Junior Ratio
                                            ------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Junior Ratio                            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
  First Lien                                       3,181      $273,809,750.54                  39.12%
  1.59 to   10.00                                    421         7,951,074.89                   1.14
10.01 to   20.00                                   2,126        72,852,821.93                  10.41
20.01 to   30.00                                   2,017        93,504,665.80                  13.36
30.01 to   40.00                                   1,278        68,629,427.71                   9.80
40.01 to   50.00                                     923        55,560,321.10                   7.94
50.01 to   60.00                                     588        40,569,394.98                   5.80
60.01 to   70.00                                     433        32,344,013.20                   4.62
70.01 to   80.00                                     331        26,788,032.57                   3.83
80.01 to   90.00                                     221        15,883,191.58                   2.27
90.01 to 100.00                                      235        12,107,310.35                   1.73
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                            Combined LTV
                                            ------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Combined Loan-to-Value Ratio (%)        Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 4.00 to   10.00                                      53        $1,246,539.11                   0.18%
10.01 to   20.00                                     155         4,594,858.92                   0.66
20.01 to   30.00                                     258        11,807,734.29                   1.69
30.01 to   40.00                                     342        22,538,684.84                   3.22
40.01 to   50.00                                     480        32,113,565.19                   4.59
50.01 to   60.00                                     714        47,240,634.10                   6.75
60.01 to   70.00                                   1,002        71,437,023.57                  10.21
70.01 to   80.00                                   1,451       117,597,626.21                  16.80
80.01 to   90.00                                   5,035       271,924,275.87                  38.85
90.01 to  100.00                                   2,264       119,499,062.55                  17.07
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

                                             FICO Score
                                             ----------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
FICO Score                              Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Not Available                                        102        $2,973,597.99                   0.42%
483 to 500                                             2           169,560.92                   0.02
526 to 550                                             1           112,431.25                   0.02
551 to 575                                             7           585,350.80                   0.08
576 to 600                                            20         1,498,242.21                   0.21
601 to 625                                           207        16,907,782.39                   2.42
626 to 650                                           513        34,044,408.11                   4.86
651 to 675                                         1,039        69,755,986.09                   9.97
676 to 700                                         1,368        85,909,481.99                  12.27
701 to 725                                         1,677       104,260,702.19                  14.89
726 to 750                                         1,981       116,370,829.62                  16.62
751 to 775                                         2,406       138,833,509.64                  19.83
776 to 800                                         2,009       108,132,051.29                  15.45
801 to 821                                           422        20,446,070.16                   2.92
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                        Remaining Draw Term
                                        -------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Remaining Draw Term (Months)            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 99 to 102                                             2        $1,047,070.03                   0.15%
103 to 108                                            33         1,702,490.53                   0.24
109 to 114                                           305        22,875,552.35                   3.27
115 to 120                                           246        20,464,507.31                   2.92
163 to 168                                             6            96,454.17                   0.01
169 to 174                                            13           236,849.04                   0.03
217 to 222                                             6           157,881.35                   0.02
223 to 228                                           102         4,432,613.02                   0.63
229 to 234                                         6,535       343,429,086.25                  49.06
235 to 239                                         4,506       305,557,500.60                  43.65
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

                                         Origination Period
                                         ------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Origination Period                      Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
3rd Quarter 2001                                       2           $55,944.92                   0.01%
4th Quarter 2001                                       5         1,054,665.35                   0.15
1st Quarter 2002                                      37         1,747,410.37                   0.25
2nd Quarter 2002                                      71         3,334,732.76                   0.48
3rd Quarter 2002                                   1,325        47,707,879.98                   6.82
4th Quarter 2002                                   5,556       319,421,665.64                  45.63
1st Quarter 2003                                   4,716       323,963,489.95                  46.28
2nd Quarter 2003                                      42         2,714,215.68                   0.39
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                   Cut-off Date Principal Balance
                                   ------------------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Cut-off Date Principal Balance ($)      Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
     5,000.91 to     10,000.00                     1,319       $10,248,941.97                   1.46%
    10,000.01 to     20,000.00                     2,368        35,414,331.92                   5.06
    20,000.01 to     30,000.00                     1,838        45,573,245.47                   6.51
    30,000.01 to     40,000.00                     1,268        44,153,769.97                   6.31
    40,000.01 to     50,000.00                       920        41,519,065.56                   5.93
    50,000.01 to     75,000.00                     1,380        84,986,458.86                  12.14
    75,000.01 to    100,000.00                     1,047        92,992,412.58                  13.28
   100,000.01 to    150,000.00                       720        89,190,785.10                  12.74
   150,000.01 to    200,000.00                       314        54,783,268.51                   7.83
   200,000.01 to    250,000.00                       209        47,522,168.50                   6.79
   250,000.01 to    300,000.00                       110        30,214,133.62                   4.32
   300,000.01 to    400,000.00                       132        45,127,233.19                   6.45
   400,000.01 to    500,000.00                        73        33,077,703.19                   4.73
   500,000.01 to  1,000,000.00                        46        31,532,024.98                   4.50
 1,000,000.01 to  1,836,474.71                        10        13,664,461.23                   1.95
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                              Location
                                              --------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Location                                Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
New Jersey                                         2,138      $143,411,263.77                  20.49%
Florida                                            2,206       135,457,185.87                  19.35
North Carolina                                     1,689        91,937,492.71                  13.13
Pennsylvania                                       1,582        80,552,146.58                  11.51
Virginia                                           1,481        66,799,651.79                   9.54
Georgia                                              776        54,911,267.80                   7.84
Connecticut                                          575        43,632,965.51                   6.23
New York                                             350        30,524,529.76                   4.36
South Carolina                                       461        24,846,133.42                   3.55
Maryland                                             395        22,141,963.76                   3.16
District of Columbia                                  60         3,362,106.37                   0.48
Delaware                                              11           961,834.32                   0.14
Alabama                                                5           662,772.66                   0.09
Massachusetts                                         13           520,351.61                   0.07
Rhode Island                                          10           231,413.30                   0.03
West Virginia                                          2            46,925.42                   0.01
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                     Fully Indexed Gross Margin
                                     --------------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Fully Indexed Gross Margin (%)          Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 -1.250 to  -1.001                                     1        $1,120,000.00                   0.16%
 -1.000 to  -0.501                                     9         1,648,707.81                   0.24
 -0.500 to  -0.001                                 2,276       194,625,065.67                  27.80
  0.000 to   0.499                                 5,604       330,388,417.61                  47.20
  0.500 to   0.999                                 1,707        85,397,298.00                  12.20
  1.000 to   1.499                                 1,387        64,049,659.68                   9.15
  1.500 to   1.999                                   423        15,922,694.36                   2.27
  2.000 to   2.499                                   247         5,334,713.46                   0.76
  2.500 to   2.999                                    80         1,085,399.91                   0.16
  3.000 to   3.499                                    13           199,568.35                   0.03
  3.500 to   3.999                                     3            58,128.17                   0.01
  4.000 to   4.499                                     2            91,182.99                   0.01
  4.500 to   4.750                                     2            79,168.64                   0.01
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

                                      Fully Indexed Loan Rate
                                      -----------------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Fully Indexed Loan Rates (%)            Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
3.000 to 3.499                                         6        $2,319,473.41                   0.33%
3.500 to 3.999                                       546        45,449,742.15                   6.49
4.000 to 4.499                                     5,360       392,375,945.83                  56.05
4.500 to 4.999                                     3,154       141,058,096.12                  20.15
5.000 to 5.499                                     1,303        72,747,499.92                  10.39
5.500 to 5.999                                       924        34,359,729.58                   4.91
6.000 to 6.499                                       226         7,618,406.71                   1.09
6.500 to 6.999                                       202         3,470,002.88                   0.50
7.000 to 7.499                                        23           317,455.86                   0.05
7.500 to 7.999                                         5           100,709.80                   0.01
8.000 to 8.499                                         2            81,767.75                   0.01
8.500 to 9.000                                         3           101,174.64                   0.01
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                            Credit Limit
                                            ------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Credit Limit ($)                        Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
    5,500.00 to      10,000.00                      145        $1,127,967.05                   0.16%
   10,000.01 to      20,000.00                      536         6,641,511.28                   0.95
   20,000.01 to      30,000.00                    1,247        21,901,033.12                   3.13
   30,000.01 to      40,000.00                      909        21,886,033.88                   3.13
   40,000.01 to      50,000.00                    1,153        31,757,824.29                   4.54
   50,000.01 to      75,000.00                    1,511        55,829,762.26                   7.98
   75,000.01 to     100,000.00                    3,059       143,615,601.30                  20.52
  100,000.01 to     150,000.00                    1,341        94,085,476.12                  13.44
  150,000.01 to     200,000.00                      606        59,068,883.62                   8.44
  200,000.01 to     250,000.00                      618        75,849,226.40                  10.84
  250,000.01 to     300,000.00                      133        26,515,131.19                   3.79
  300,000.01 to     400,000.00                      204        48,342,492.73                   6.91
  400,000.01 to     500,000.00                      189        57,584,855.85                   8.23
  500,000.01 to   1,000,000.00                       88        39,207,599.05                   5.60
1,000,000.01 to   2,000,000.00                       15        16,586,606.51                   2.37
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                            11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                         DESCRIPTION OF THE GROUP II INITIAL MORTGAGE LOANS
                                       As of the Cut-off Date

                                          Utilization Rate
                                          ----------------

                                                                                    Percentage of
                                                                                       Initial
                                                                                  Group II Mortgage
                                      Number of Initial       Cut-off Date         Loans by Cut-off
                                                                                         Date
Utilization Rate (%)                    Mortgage Loans      Principal Balance     Principal Balance
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
 1.70 to   10.00                                     554        $5,876,238.20                   0.84%
10.01 to   20.00                                   1,252        22,005,670.56                   3.14
20.01 to   30.00                                   1,173        31,678,488.24                   4.53
30.01 to   40.00                                   1,139        37,439,581.59                   5.35
40.01 to   50.00                                     983        42,905,472.77                   6.13
50.01 to   60.00                                     903        48,114,775.78                   6.87
60.01 to   70.00                                     893        57,063,799.85                   8.15
70.01 to   80.00                                     940        73,539,503.09                  10.51
80.01 to   90.00                                   1,074        88,414,440.23                  12.63
90.01 to  100.00                                   2,843       292,962,034.34                  41.85
-----------------------------------   -------------------   ------------------   ---------------------
-----------------------------------   -------------------   ------------------   ---------------------
Total                                             11,754      $700,000,004.65                 100.00%
                                      ===================   ==================   =====================

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                                     BOND SUMMARY (to Call) (1)
                                     --------------------------

Class A-I-1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.73        4.48        4.29        3.25        2.17        1.56       1.09
Modified Duration(2)        5.42        4.29        4.11        3.12        2.11        1.52       1.07
First Principal Payment   07/25/06    07/25/06    07/25/04    11/25/03    08/25/03    08/25/03   07/25/03
Last Principal Payment    05/25/11    01/25/09    01/25/09    07/25/08    10/25/07    01/25/07   03/25/06
Payment Window (months)      59          31          55          57          51          42         33

Class A-II-1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.71        4.48        4.30        3.25        2.17        1.56       1.09
Modified Duration(2)        5.40        4.28        4.11        3.12        2.10        1.52       1.07
First Principal Payment   07/25/06    07/25/06    07/25/04    11/25/03    08/25/03    08/25/03   07/25/03
Last Principal Payment    05/25/11    01/25/09    01/25/09    07/25/08    10/25/07    01/25/07   03/25/06
Payment Window (months)      59          31          55          57          51          42         33

Class A-II-2
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.71        4.48        4.29        3.25        2.17        1.56       1.09
Modified Duration(2)        5.44        4.31        4.14        3.14        2.11        1.52       1.07
First Principal Payment   07/25/06    07/25/06    07/25/04    11/25/03    08/25/03    08/25/03   07/25/03
Last Principal Payment    05/25/11    01/25/09    01/25/09    07/25/08    10/25/07    01/25/07   03/25/06
Payment Window (months)      59          31          55          57          51          42         33

(1) The draw rate used in each scenario is 29%.
(2) Modified duration calculated assuming a price of 100.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                                   BOND SUMMARY (to Maturity) (1)
                                   ------------------------------

Class A-I-1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.75        4.49        4.31        3.26        2.20        1.61       1.16
Modified Duration(2)        5.44        4.30        4.13        3.14        2.13        1.56       1.13
First Principal Payment   07/25/06    07/25/06    07/25/04    11/25/03    08/25/03    08/25/03   07/25/03
Last Principal Payment    11/25/11    04/25/09    05/25/09    12/25/08    06/25/08    02/25/08   10/25/07
Payment Window (months)      65          34          59          62          59          55         52

Class A-II-1
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.73        4.49        4.31        3.26        2.20        1.61       1.16
Modified Duration(2)        5.42        4.29        4.13        3.14        2.13        1.56       1.13
First Principal Payment   07/25/06    07/25/06    07/25/04    11/25/03    08/25/03    08/25/03   07/25/03
Last Principal Payment    11/25/11    04/25/09    05/25/09    12/25/08    06/25/08    02/25/08   10/25/07
Payment Window (months)      65          34          59          62          59          55         52

Class A-II-2
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
CPR                          10%         20%         30%         38%         50%        60%         70%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
WAL (years)                 5.73        4.49        4.31        3.26        2.20        1.61       1.16
Modified Duration(2)        5.46        4.32        4.16        3.16        2.14        1.57       1.14
First Principal Payment   07/25/06    07/25/06    07/25/04    11/25/03    08/25/03    08/25/03   07/25/03
Last Principal Payment    11/25/11    04/25/09    05/25/09    12/25/08    06/25/08    02/25/08   10/25/07
Payment Window (months)      65          34          59          62          59          55         52

(1) The draw rate used in each scenario is 29%.
(2) Modified duration calculated assuming a price of 100.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.

Wachovia Asset Securitization, Inc. Asset-Backed Notes Series 2003-HE2
$1,100,000,000 (approximate)

                  Net WAC Rate Schedule: One Month LIBOR and Prime Rate at 20%(1)
                  ---------------------------------------------------------------

                   Payment        Net                               Payment        Net
         Period      Date      WAC Rate                   Period      Date      WAC Rate
         ------      ----      --------                   ------      ----      --------
            1      07/25/03     20.06%                      31      01/25/06     20.51%
            2      08/25/03     15.69%                      32      02/25/06     20.51%
            3      09/25/03     15.56%                      33      03/25/06     22.28%
            4      10/25/03     15.82%                      34      04/25/06     20.51%
            5      11/25/03     15.30%                      35      05/25/06     21.06%
            6      12/25/03     16.44%                      36      06/25/06     20.51%
            7      01/25/04     16.07%                      37      07/25/06     21.06%
            8      02/25/04     16.12%                      38      08/25/06     20.51%
            9      03/25/04     17.00%                      39      09/25/06     20.51%
           10      04/25/04     18.77%                      40      10/25/06     21.06%
           11      05/25/04     21.06%                      41      11/25/06     20.51%
           12      06/25/04     20.51%                      42      12/25/06     21.06%
           13      07/25/04     21.06%                      43      01/25/07     20.51%
           14      08/25/04     20.51%                      44      02/25/07     20.51%
           15      09/25/04     20.51%                      45      03/25/07     22.28%
           16      10/25/04     21.06%                      46      04/25/07     20.51%
           17      11/25/04     20.51%                      47      05/25/07     21.06%
           18      12/25/04     21.06%                      48      06/25/07     20.51%
           19      01/25/05     20.51%                      49      07/25/07     21.06%
           20      02/25/05     20.51%                      50      08/25/07     20.51%
           21      03/25/05     22.28%                      51      09/25/07     20.51%
           22      04/25/05     20.51%                      52      10/25/07     21.06%
           23      05/25/05     21.06%                      53      11/25/07     20.51%
           24      06/25/05     20.51%                      54      12/25/07     21.06%
           25      07/25/05     21.06%                      55      01/25/08     20.51%
           26      08/25/05     20.51%                      56      02/25/08     20.51%
           27      09/25/05     20.51%                      57      03/25/08     21.65%
           28      10/25/05     21.06%                      58      04/25/08     20.51%
           29      11/25/05     20.51%                      59      05/25/08     20.87%
           30      12/25/05     21.06%                      60      06/25/08     19.82%

         (1) Assumes that the mortgage loans prepay at 38% CPR with a 29% Draw Rate, and that One Month LIBOR and the Prime Rate are constant at 20.00%.

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT
WACHOVIA SECURITIES IMMEDIATELY.